INVESTOR FINANCIAL SUPPLEMENT
Selected Quarterly Financial Information
Revised as of January 12, 2015

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

	Table of Contents	Page
Address:	PROPERTY & CASUALTY
One Hartford Plaza	Property & Casualty Combined Income Statements	1
Hartford, CT 06155	Property & Casualty Combined Underwriting Ratios	2
	Commercial Lines Underwriting Results	3
Internet address:	Commercial Lines Underwriting Ratios	4
http://www.thehartford.com	Commercial Lines Supplemental Data	5
	Personal Lines Underwriting Results	6
Contacts:	Personal Lines Underwriting Ratios	7
Sabra Purtill	P&C Other Operations Underwriting Results	8
Senior Vice President	APPENDIX
Investor Relations	Basis of Presentation and Definitions	9
Phone (860) 547-8691	Discussion of Non-GAAP and Other Financial Measures	9

Sean Rourke
Assistant Vice President
Investor Relations
Phone (860) 547-5688

	TRANSFER AGENT
	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
	Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
INCOME STATEMENTS

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
UNDERWRITING RESULTS
Written premiums	$2,603	$2,574	$2,597	$2,349	$2,556	$2,501	$2,523
Change in unearned premium reserve	61	69	128	(149)	68	48	98
Earned premiums	2,542	2,505	2,469	2,498	2,488	2,453	2,425
Losses and loss adjustment expenses
Current accident year before catastrophes	1,570	1,563	1,524	1,615	1,607	1,551	1,536
Current accident year catastrophes	40	196	86	28	66	186	32
Prior year development [1]	(10)	249	(40)	15	17	146	14
Total losses and loss adjustment expenses	1,600	2,008	1,570	1,658	1,690	1,883	1,582
Amortization of DAC	318	316	311	310	308	309	310
Underwriting expenses [2]	443	439	372	463	434	432	416
Dividends to policyholders	4	3	4	4	4	4	4
Underwriting gain (loss)	177	(261)	212	63	52	(175)	113
Net investment income	316	292	326	324	296	338	312
Net realized capital gains (losses)	24	(25)	(37)	72	2	(7)	51
Other income (expense)	4	8	5	20	11	9	17
Income from continuing operations before income taxes	521	14	506	479	361	165	493
Income tax expense (benefit)	154	(11)	143	133	98	27	142
Income from continuing operations, after-tax	367	25	363	346	263	138	351
Income (loss) from discontinued operations, after-tax	—	—	—	—	1	(2)	—
Net income	367	25	363	346	264	136	351
Less: Restructuring and other costs, after-tax	—	—	—	—	(1)	—	—
Less: Income (loss) from discontinued operations, after-tax	—	—	—	—	1	(2)	—
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	14	(15)	(23)	46	1	(2)	33
Core earnings	$353	$40	$386	$300	$263	$140	$318
[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.
[2] The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
UNDERWRITING GAIN (LOSS)	$177	$(261)	$212	$63	$52	$(175)	$113
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.8	62.4	61.7	64.7	64.6	63.2	63.3
Current accident year catastrophes	1.6	7.8	3.5	1.1	2.7	7.6	1.3
Prior year development [1]	(0.4)	9.9	(1.6)	0.6	0.7	6.0	0.6
Total losses and loss adjustment expenses	62.9	80.2	63.6	66.4	67.9	76.8	65.2
Expenses [2]	29.9	30.1	27.7	30.9	29.8	30.2	29.9
Policyholder dividends	0.2	0.1	0.2	0.2	0.2	0.2	0.2
Combined ratio	93.0	110.4	91.4	97.5	97.9	107.1	95.3
Current accident year catastrophes and prior year development	1.2	17.7	1.9	1.7	3.4	13.6	1.9
Combined ratio before catastrophes and prior year development	91.9	92.7	89.6	95.8	94.6	93.6	93.4
[1] Includes 9.5 point and 5.7 point unfavorable impact related to asbestos and environmental prior year loss reserve development in the three months ended June 30, 2014 and 2013, respectively.
[2] Includes 2.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
UNDERWRITING RESULTS
Written premiums	$1,583	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645
Change in unearned premium reserve	5	12	128	(103)	4	(12)	116
Earned premiums	1,578	1,559	1,541	1,566	1,563	1,545	1,529
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	931	934	934	972	991	966	968
Current accident year catastrophes	8	35	60	7	48	44	6
Prior year development [3]	(5)	12	(7)	12	26	37	8
Total losses and loss adjustment expenses	934	981	987	991	1,065	1,047	982
Amortization of DAC	230	230	226	226	226	226	227
Underwriting expenses [2]	286	285	217	291	267	271	253
Dividends to policyholders	4	3	4	4	4	4	4
Underwriting gain	$124	$60	$107	$54	$1	$(3)	$63

[1]	The three months ended September 30, 2013 includes current accident year reserve strengthening of $11 primarily related to auto liability claims.

[2]	The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty
Commercial represent $25, $15 and $9, respectively, of the reduction.

[3]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
Auto liability	$—	$9	$5	$—	$86	$40	$15
Professional and general liability	(19)	(11)	(8)	(1)	(45)	(40)	(18)
Workers’ compensation	—	5	—	(11)	(10)	1	18
Workers’ compensation - NY 25a Fund for Reopened Cases	—	—	—	—	—	80	—
Change in workers' compensation discount, including accretion	8	7	8	7	8	7	8
Catastrophes	1	(6)	(12)	(3)	(12)	(9)	—
Uncollectible reinsurance	—	—	—	—	—	(25)	—
Other reserve re-estimates, net	5	8	—	20	(1)	(17)	(15)
Total prior year development	$(5)	$12	$(7)	$12	$26	$37	$8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
UNDERWRITING GAIN	$124	$60	$107	$54	$1	$(3)	$63
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	59.0	59.9	60.6	62.1	63.4	62.5	63.3
Current accident year catastrophes	0.5	2.2	3.9	0.4	3.1	2.8	0.4
Prior year development [2]	(0.3)	0.8	(0.5)	0.8	1.7	2.4	0.5
Total losses and loss adjustment expenses	59.2	62.9	64.0	63.3	68.1	67.8	64.2
Expenses [3]	32.7	33.0	28.7	33.0	31.5	32.2	31.4
Policyholder dividends	0.3	0.2	0.3	0.3	0.3	0.3	0.3
Combined ratio	92.1	96.2	93.1	96.6	99.9	100.2	95.9
Current accident year catastrophes and prior year development	0.2	3.0	3.4	1.2	4.8	5.2	0.9
Combined ratio before catastrophes and prior year development	92.0	93.1	89.6	95.3	95.2	95.0	95.0

COMBINED RATIOS BY LINE OF BUSINESS [4]
SMALL COMMERCIAL
Combined ratio	88.4	91.4	87.8	87.7	94.5	96.5	91.9
Combined ratio before catastrophes	88.1	88.0	85.5	87.4	92.0	93.8	90.2
Combined ratio before catastrophes and prior year development	87.5	87.6	85.9	87.9	89.3	89.6	91.2
MIDDLE MARKET
Combined ratio	93.7	99.8	98.8	102.6	117.3	111.9	96.1
Combined ratio before catastrophes	92.3	99.3	93.5	102.4	114.4	109.4	97.3
Combined ratio before catastrophes and prior year development	93.5	97.6	92.2	99.7	100.2	98.8	97.4
SPECIALTY COMMERCIAL
Combined ratio	97.8	103.7	95.9	95.6	79.4	93.4	109.7
Combined ratio before catastrophes	97.8	103.8	95.9	95.7	79.4	93.4	109.8
Combined ratio before catastrophes and prior year development	105.1	101.5	95.4	95.5	98.4	103.1	101.6

[1]	The three months ended September 30, 2013 includes current accident year reserve strengthening of 0.7 points primarily related to auto liability claims.

[2]	For a summary of prior year loss reserve development, refer to footnote [3] on page 3.

[3]	The expense ratio includes 3.2 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

[4]	Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.6 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [2] on page 3.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
WRITTEN PREMIUMS
Small Commercial	$791	$833	$865	$715	$740	$787	$842
Middle Market	583	537	572	568	593	541	569
Specialty Commercial	201	192	223	173	225	196	225
National Accounts	81	77	113	62	90	72	91
Financial Products	64	59	55	63	61	60	53
Fidelity & Surety	51	47	43	44	44	44	41
Other Specialty	5	9	12	4	30	20	40
Other	8	9	9	7	9	9	9
Total	$1,583	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645
EARNED PREMIUMS
Small Commercial	$805	$790	$769	$777	$769	$763	$754
Middle Market	570	561	561	574	568	565	561
Specialty Commercial	193	199	203	209	217	208	205
National Accounts	79	82	80	79	83	70	68
Financial Products	61	61	59	62	61	64	63
Fidelity & Surety	46	44	43	43	43	45	42
Other Specialty	7	12	21	25	30	29	32
Other	10	9	8	6	9	9	9
Total	$1,578	$1,559	$1,541	$1,566	$1,563	$1,545	$1,529

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$128	$140	$131	$111	$115	$125	$134
Middle Market	$107	$110	$110	$101	$105	$115	$103
Renewal Written Price Increases
Standard Commercial Lines	5%	6%	7%	7%	7%	7%	8%
Policy Count Retention
Small Commercial	84%	84%	83%	82%	81%	80%	82%
Middle Market	80%	80%	81%	79%	80%	79%	77%
Policies in Force (in thousands)
Small Commercial	1,197	1,187	1,179	1,177	1,181	1,181	1,185
Middle Market	72	73	73	73	74	74	75

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED
UNDERWRITING RESULTS	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
Written premiums	$1,019	$1,003	$927	$886	$988	$967	$878
Change in unearned premium reserve	55	57	(1)	(45)	63	59	(18)
Earned premiums	964	946	928	931	925	908	896
Losses and loss adjustment expenses
Current accident year before catastrophes	639	629	590	643	616	585	568
Current accident year catastrophes	32	161	26	21	18	142	26
Prior year development [1]	(15)	(3)	(34)	—	(11)	(32)	4
Total losses and loss adjustment expenses	656	787	582	664	623	695	598
Amortization of DAC	88	86	85	84	82	83	83
Underwriting expenses	149	147	148	165	159	154	156
Underwriting gain (loss)	$71	$(74)	$113	$18	$61	$(24)	$59

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
Auto liability	$(4)	$—	$—	$1	$—	$2	$—
Homeowners	—	3	(13)	3	1	(2)	(8)
Catastrophes	(3)	(5)	(21)	(2)	(8)	(31)	2
Other reserve re-estimates, net	(8)	(1)	—	(2)	(4)	(1)	10
Total prior year development	$(15)	$(3)	$(34)	$—	$(11)	$(32)	$4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
UNDERWRITING GAIN (LOSS)	$71	$(74)	$113	$18	$61	$(24)	$59
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.3	66.5	63.6	69.1	66.6	64.4	63.4
Current accident year catastrophes	3.3	17.0	2.8	2.3	1.9	15.6	2.9
Prior year development [1]	(1.6)	(0.3)	(3.7)	—	(1.2)	(3.5)	0.4
Total losses and loss adjustment expenses	68.0	83.2	62.7	71.3	67.4	76.5	66.7
Expenses	24.6	24.6	25.1	26.7	26.1	26.1	26.7
Combined ratio	92.6	107.8	87.8	98.1	93.4	102.6	93.4
Current accident year catastrophes and prior year development	1.7	16.7	(0.9)	2.3	0.7	12.1	3.3
Combined ratio before catastrophes and prior year development	90.9	91.1	88.7	95.8	92.6	90.5	90.1
PRODUCT
Automobile
Combined ratio	97.8	100.1	92.6	104.5	97.8	96.3	97.3
Combined ratio before catastrophes and prior year development	97.0	96.0	92.8	104.8	98.3	95.5	94.6
Homeowners
Combined ratio	84.8	125.6	76.7	80.3	82.5	116.4	84.0
Combined ratio before catastrophes and prior year development	77.6	81.4	78.8	72.6	79.0	79.2	79.2

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 6.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
UNDERWRITING RESULTS
Written premiums	$1	$—	$1	$—	$1	$1	$—
Change in unearned premium reserve	1	—	1	(1)	1	1	—
Earned premiums	—	—	—	1	—	—	—
Losses and loss adjustment expenses
Prior year development [1]	10	240	1	3	2	141	2
Total losses and loss adjustment expenses	10	240	1	3	2	141	2
Underwriting expenses	8	7	7	7	8	7	7
Underwriting loss	$(18)	$(247)	$(8)	$(9)	$(10)	$(148)	$(9)
[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines (formerly P&C Commercial), Personal Lines (formerly Consumer Markets), Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty is organized into three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations ("Property & Casualty Combined"). Commercial Lines provides workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity and surety, and specialty casualty coverages are offered through the segment's specialty lines. Personal Lines provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution is comprised of runoff business from the Company's U.S. annuity, the retained Japan fixed payout annuity liabilities, and institutional and private-placement life insurance businesses, as well as the Japan business sold in June 2014, the U.K. variable annuity business sold in December 2013 and the Retirement Plans and Individual Life businesses sold in January 2013.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring and other costs and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's Commercial Lines and Personal Lines operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Commercial Lines and Personal Lines is set forth herein on pages 3 and 6, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.